SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT - May 2, 2002
             -----------------------------------------------------
                        (Date of Earliest Event Reported)


                                 ZENASCENT, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Commission File No. 333-89941



        DELAWARE                                        65-0648808
------------------------------------        ------------------------------------
  (State of Incorporation)                  (I.R.S. Employer Identification No.)


ONE MONTAUK HIGHWAY
SOUTHAMPTON, NEW YORK                                     11968
------------------------------------        ------------------------------------
(Address of principal                                   (Zip Code)
  executive offices)


Registrant's telephone number, including area code: (631) 726-2700


                  10 West 33rd Street, New York, New York 10001
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On May 2, 2002, Wolinetz, Lafazan & Company, P.C. ("WL & C"), the independent public accountants that were previously engaged as the principal accountants to audit Zenascent, Inc.'s (the "Company") financial statements, resigned as the Company's principal accountants. During the past three years, UP TO AND INCLUDING MAY 2, 2002, THE DATE OF RESIGNATION, WL & C's report on the financial statements has never (i)contained an adverse opinion or a disclaimer of opinion; nor (ii) been qualified or modified as to audit scope or accounting principles. However, the reports of WL & C on the financial statements of the Company for the years ended January 31, 2000, 2001, and 2002, respectively, were modified as to uncertainty of the Company to continue as a going concern.

         During the past three fiscal years and for the period from February 1, 2002 through May 2, 2002, there were no disagreements between the Company and WL & C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of WL & C would have caused WL & C to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. The Company requested that WL & C furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. WL & C's letter is attached to this Current Report on Form 8-k as Exhibit 16.1.

         On May 2, 2002, the Company engaged BDO Seidman, LLP ("BDO Seidman") as the Company's new principal accountants to audit the Company's financial statements. The decision to change accountants was recommended and approved by the Company's Board of Directors. The Board of Directors has appointed BDO Seidman as the Company's principal accountants for the fiscal year ending January 31, 2003, subject to the ratification of the appointment by the Company's stockholders at the annual meeting. On April 30, 2002, a wholly-owned subsidiary of the Company merged with and into Cedric Kushner Boxing, Inc., a privately-held Delaware corporation ("CKB"). The transaction is being accounted for as a reverse merger. Prior to the merger, BDO Seidman was the accountant for CKB.

         During the Company's two most recent fiscal years and subsequent interim periods prior to the engagement of BDO Seidman, the Company did not, nor did anyone on the Company's behalf, consult BDO Seidman regarding either (A) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial report issue, or (B) any matter that was the subject of a disagreement between the Company and WL & C, or an event identified in response to paragraph 304(a)(1)(iv) of the SEC's Regulation S-B.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements.
         --------------------
         Not Applicable.

(b)      Pro Forma Financial Information.
         -------------------------------
         Not Applicable.

(c)      Exhibits

         EXHIBIT       DESCRIPTION

         16.1          Letter Regarding Change In Accountants

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ZENASCENT, INC.
                                              REGISTRANT

                                              BY:/s/Cedric Kushner
                                                 -------------------------------
                                              Name: Cedric Kushner
                                              Title: President

DATE: MAY 3, 2002